Liquidity (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Liquidity [Abstract]
Liquidity
(8)  Liquidity

Through November 2021, the Company believes its revenues as well as cash on hand will be sufficient to fund operating costs and general and administrative expenses.  In addition, although the Company has recently experienced net loss and negative cash flow, the Company’s current assets exceed its current liabilities and are expected to continue through November 2021.  If revenues and cash on hand are not sufficient to fund these expenses and the Company needed to borrow funds against the credit facility, the Company would require a waiver on the EBITDA related covenants, or a change in the covenants, in order for the borrowing to occur.

8. Liquidity

During 2020, the Company believes its revenues as well as cash on hand will be sufficient to fund operating costs and general and administrative expenses and to remain in compliance with its bank covenants.  If revenues and cash on hand are not sufficient to fund these expenses or if the Company needs additional funds for capital spending, the Company may be able to borrow funds against the credit facility depending on the borrowing base and credit limit.  Because of the drop in oil prices during the first quarter of 2020 and resulting projected negative EBITDA, borrowing from the Company’s credit facility would result in non-compliance with current covenants, and would require a waiver on the EBITDA covenants, or a change in the covenants, until such time as prices improve.  In addition, if required, the Company could also issue additional shares of stock and/or sell assets as needed to further fund operations.